Exhibit 99.1

BioCancell Therapeutics, Inc.
BioCancell Therapeutics Inc.

An Innovative Targeted Cancer Therapy Approach
Uri Danon, CEO
June 2010

This presentation contains forward-looking statements within the meaning of the Federal Securities Laws and the
Israeli Securities Laws  that involves risks and uncertainties . These forward-looking statements, relate to, without limitation, statements about our market opportunities, our strategy, our competition, the further development and potential safety and efficacy of our products, our projected revenue and expense levels and the adequacy of our available cash resources.
Drug discovery and development involve a high degree of risk. Factors that might cause material differences include, among others, risks relating to: the successful preclinical development of our product candidates; the completion of clinical trials; the successful completion of the process with the FDA, foreign regulatory bodies and other governmental regulation, including the FDA`s review of any filings we make in connection with the treatment protocol; uncertainties related to the ability to attract and retain partners for our technologies and products under development; and other factors described in our public filings.
This presentation does not constitute or form part of, and should not be construed as constituting or forming part of, any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, any shares in the Company, nor shall any part of this presentation nor the fact of its distribution form part of or be relied on in connection with any contract or investment decision relating thereto, nor does it constitute a recommendation regarding the securities of the Company.
Although we believe that the expectations reflected in these forward-looking statements are based upon reasonable assumptions, no assurance can be given that such expectations will be attained or that any deviations will not be material. No reliance may be placed for any purposes whatsoever on the information contained in this presentation or on its completeness. No representation or warranty, express or implied, is given by or on behalf of the Company and/or its subsidiaries or any of their directors, officers or employees or any other person as to the accuracy or completeness of the information or opinions contained in this presentation and no liability whatsoever is accepted by the Company and/or its subsidiaries, or any of their members, directors, officers or employees or any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or other wise arising in connection therewith.
Safe Harbor

BioCancell Overview
●    Developing innovative Targeted Cancer Therapy for the treatment of cancer, based on Professor Avraham Hochberg’s research
●      Lead product candidate BC-819 in clinical trials: phase IIb for bladder cancer, phase I/IIa for pancreatic and ovarian cancer
●       Intellectual Property: 7 patent families
●   Incorporated in Delaware (July 2004), 16 employees
●   Listed on TASE (BICL) in Aug. 2006, SEC filing since June 2009
●     Fundraising: $17.8M, in private placements and IPO on TASE
●   Major Stockholders: Clal Biotechnology Industries Ltd. (18.6%),
     Professor Avraham Hochberg (10.4%), Tikcro (3.9%)

Technology Platform
●     Targeted Cancer Therapy platform based on H19 gene
●      H19 is expressed uniquely within cancer cells, while not expressed in normal cells
●  BC-819 drug candidate uses the H19 gene to produce diphtheria toxin in cancer cells, destroying the cancer cells without affecting normal cells
●       Diagnosis of H19 gene is prerequisite for treatment
●   It is a targeted treatment without side effects*
●  Platform potential: H19 expressed in more than 40 different cancer indications
*Detected to date

After birth, H19 is expressed only in cancer cells, therefore a significant marker of cancer cells
The expression of H19 in cancer cells promote tumor development
Direct mechanistic connection exists between H19 and p53, a
central protein involved in cancer cell proliferation
H19 - Oncofetal gene
(Fetus)

The Drug - BC-819 Plasmid
H19 Promoter
A DNA plasmid containing the H19 gene regulatory sequences
that drive the expression of the Diphtheria Toxin A gene (DTA-
H19)
Diphtheria Toxin sequence

Cancer cell
Normal rapid-dividing cell
Trigger activated
H19’s transcription factors just in cancer cell
nucleus, activate plasmid to produce
diphtheria toxin (DTA)
Cancer cell killed
Mechanism of Action

Cancer cell
Normal rapid-dividing cell
Trigger activated
Trigger not activated
H19’s transcription factors just in cancer cell
nucleus, activate plasmid to produce
diphtheria toxin (DTA)
No H19 transcription factors for activation of
plasmid to produce diphtheria toxin (DTA)
Cancer cell killed
No change
Mechanism of Action

The Advantages of BC-819
●  Good safety profile and lack of side effects* - prevents patient withdrawal in chemotherapy treatment
●      Reduces Multi-Drug Resistance (MDR) - a major disadvantage of chemotherapy
●   Targeted Cancer Therapy - yields superior success rate
●     Same drug for 40 different cancer types expressing H19
●  Low cost manufacturing vs. other biological products
*Detected to date

2010
2012
2013
2011

Ovarian
cancer
Phase IIb
Phase I/IIa
All indications have
FDA Fast Track
potential
Bladder
cancer
Phase IIb
FDA Meeting
Phase III
  Phase I/IIa (was completed in 2007)
Pancreatic
cancer
Phase IIb
Phase I/IIa
Phase III
FDA Meeting
FDA Meeting
* Provided clinical success, regulatory approvals, availability of financial resources / strategic collaboration/s

Market Size - Treatment of Bladder Cancer
New Cases*	Prevalence	Deaths / Year	H19 Expression in patients
175,000	1,500,000	37,000	84%
* Data: Globocan; World Population Prospects and American Cancer Society, estimated 2009. Data refers to the population in the 7 major pharmaceutical markets
Competitors’ Drugs - Annual Sales Volume:
  BCG* (TheraCys/ TICE) - Sanofi-Aventis/ Schering-Plough Corp.
(Organon Pharmaceuticals), $200M
* Adverse events: dysuria, urinary frequency, hematuria, cystitis, nocturia,
* Drug label has black box warning
The cost per patient of bladder cancer from diagnosis to death is the highest of all cancers, ranging from $96K-$187K

Market Size - Treatment of Ovarian Cancer
New Cases*	Prevalence	Deaths / Year	H19 Expression in patients
60,000	400,000	40,000	75%
* Data: Globocan; World Population Prospects and American Cancer Society, estimated 2009. Data refers to the population in the 7 major pharmaceutical markets
Competitors’ Drugs - Annual Sales Volume:
  Doxil/ Caelyx* - Johnson & Johnson/ Schering-Plough Corp, $650M
  Taxotere* (Sanofi-Aventis), $3B
  Hycamtin* (GlaxoSmithKline), $325M
  Gemzar (Eli Lilly), $1.72B
* Adverse events: Immunosupression, anemia, diarrhea,nausea, hair loss
* For all indications, drug label has black box warning

Market Size - Treatment of Pancreatic Cancer
New Cases*	Prevalence	# of deaths per year	H19 Expression in patients
100,000	90,000	90,000	70%
Competitors’ Drugs - Annual Sales Volume:
  Gemzar* - Eli Lilly & Co, $1.72B
  Tarceva* (in combination with Gemzar) - OSI
Pharmaceuticals/Genentech/Roche, $1.66B
* Data: Globocan; World Population Prospects and American Cancer Society, estimated 2009. Data refers to the population in the 7 major pharmaceutical markets
* Adverse events: Immunosupression, anemia, diarrhea,nausea, hair loss
* For all indications

 ●  Lung Cancer (NSCLC):
               Tarceva (Erlotinib) - $1.66B
 ●  Liver Cancer:
                5-Fluorouracil (Adrucil, Efudex, Fluoroplex) - Blockbuster
 ●  Kidney Cancer (RCC):
              Sorafenib (Nexavar) - $900M
BC-819 - Additional Indications
  BC-819 has been successfully tested in animals for the
 treatment of lung cancer, liver cancer and kidney cancer
  Market potential (annual sales) for other drugs in those
 indications:
* Source: Data Monitor

Marketed Blockbuster Drugs - Sales
 Avastin - originally approved for colorectal cancer
2004	2005	2006	2007	2008
$651M	$1,571M	$2,795M	$3,875M	$4,914M
 Herceptin - breast cancer, for “only” 40,000 potential patients
2004	2005	2006	2007	2008
$3,188M	$3,920M	$4,567M	$5,206M	$5,590M
(new approved indications,
contributed to an increase in sales)
 Lung (NSCLC) RCC/EMEA                            HER2- negative
     breast cancer
* Source: Data Monitor

ALL
AML
Brain
Breast
CLL
Colorectal
NSCLC
SCLC
Melanoma
NHL
Prostate
Testis
Thyroid
Uterine
Liver
Hodgkin's
Kidney
Bladder
CML
Esophagus
Head&Neck
Myeloma
Ovary
Pancreas
Stomach
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
0.90
1.00
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
200,000
225,000
250,000
New Cases - US, 2007
Lethal Cancers: High Unmet Medical Need
 BioCancell’s Target Indications
 Create High Value

  Eisai acquired Morphotek (US) for $325M (3/2007). Morphotek's advanced programs then were MORAb-003 in phase I/II for ovarian cancer and MORAb-009 in phase I for pancreatic cancer.
  AstraZeneca acquired KuDOS (UK) for $210M (1/2006). KuDOS’
 advanced program then was KU 59436, an oral poly-ADP-ribose polymerase (PARP) enzyme inhibitor, in phase I trial for cancer.
  OncoGenex (Nasdaq: OGXI) and Teva (12/2009), entered
 co-development & co-promotion agreement for OGX-011, that has completed phase II in prostate and lung cancer. Upfront = $60M, up to
 $370M on future milestones and 10%-25% royalties on sales.
  Clavis Pharma (Oslo: CLAVIS.OL) and Clovis Oncology, entered co-
 development & co-promotion agreement for CP-4126 (11/2009), in phase
 II for pancreatic cancer. Upfront = $15M, up to $365M on future milestones and tiered double-digit royalties on sales.
Value creation by M&A / Licensing

●        Purpose - assess the safety and preliminary efficacy of BC-819
●    18 patients who failed treatment with BCG or chemotherapy
●     Successfully concluded in Aug, 2007 (Journal of Urology; Sidi et al. 2008)
 Results:
 - No Serious Adverse Events related to BC-819 were detected
 - 56% (10/18 patients) did not experience recurrence of tumor

Phase I/IIa in Bladder Cancer

Phase IIb in Bladder Cancer
●      Purpose - assessing efficacy and safety of BC-819 in 33 patients
●     Seven sites in Israel and one in the US (BCG Oncology, Arizona)
●       Refractory patients with TCC that failed treatment with BCG or chemotherapy and whose alternative treatment is bladder removal
●      Interim result of first stage of Phase IIb (18 patients):
 - No Serious Adverse Events related to BC-819 were detected
 - 84% responders*
 - 56% showed non-recurrence of tumor
 - 50% showed complete tumor ablation
 - 22% showed a complete response**
* Either non-recurrence, tumor ablation or both
** Both non-recurrence and tumor ablation
The major problem
in refractory bladder
cancer;
predicts what to expect in
post-marketing approval
treatment

Ovarian Cancer Compassionate Use
 Background:
● A 69 year-old female patient, failed all
 available treatments, chemotherapy resistance
● IP treated with BC-819 (80mg to 140mg)
 After treatment with BC-819:
● Extension of 18 months beyond patient’s
 original 3 month life-expectancy
● No SAEs were reported
● Tumor growth was arrested
● Cancer marker CA-125 dropped by ~50%
● Reduction of number of cancerous cells in
 patient’s ascitic fluid
● Ascitic fluid level was significantly reduced
● The patient and her physicians reported
 significant clinical improvement
31.10.07- before treatments
02.01.08- After treatment #8
(Ascites)

Phase I/IIa in Ovarian Cancer
●       Purpose - determine safety and the optimal dose for intraperitoneal delivery of BC-819
●      Phase I/IIa, Dose-Escalation, Safety, Pharmacokinetic and Preliminary
 Efficacy Study
●      Performed in Israel
●   11 patients with ovarian cancer to be treated
●   FDA granted ‘Orphan Drug’ status for BC-819 in the US, for treatment of ovarian cancer

BioCancell

Ex-vivo tumor size
Ex-vivo tumor size (cm3)
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0
BC-819
Control

Animal Model for Pancreatic Cancer
  Primary pancreatic tumor ex vivo volume in hamsters treated with BC-
 819 was significantly reduced (50%) compared to the control group
  Only one third of the treated group showed metastatic growths, while all of the animals in the control group developed metastases

Phase I/IIa in Pancreatic Cancer
●  Purpose - determine safety and the optimal dose of BC-819
●      Phase I/IIa, Dose-Escalation, Safety, Pharmacokinetic and Preliminary
 Efficacy Study
●      Performed in Israel and in the US (at the NCI-designated University of
 Maryland, Baltimore Medical Center)
●     9 patients with unresectable pancreatic cancer to be treated intratumorally 4 times with BC-819, twice a week for 2 weeks

KpnI(6040)
XhoI(6024)
H19 Promoter
EcoRI (645)
HindIII (831)
DTA
P4 Promoter
DTA
NotI(4383)
H19-DTA-P4-DTA
4560bp
SV40 polyA
Ori
Kana(R)

The 2nd Generation Drug - BC-821
●   Use of both the H19 and IGF2-P4
 genes (double promoter plasmid)
 as a treatment platform for
 targeted treatment
●     Status: pre-clinical results in
 animals
●    The drug covers 100% of the
 eligible cancer patients (30%-50%
 more than BC-819)

  Patent (granted worldwide) for BC-819 was submitted
            on October 1997
  Expiration (without extension): 10/2017 - in US, 10/2018 - Worldwide
  Extension Strategies:
  Orphan drugs (7 years) - already approved for ovarian cancer
  Extension due to drug development process (up to 5 years)
  Database protection (5-10 years)
  New US legislation (up to 12 years)
    New patent application for BC-821 was submitted in 2008
Intellectual Property

Management
Uri Danon, CEO
–  Former CEO of Atox Bio and Epigenesis
– Managed large-scale international projects, at Teva Pharmaceuticals Industries Ltd., including
 Copaxone in a pre-filled syringe
Ira Weinstein, CFO & COO
– Former CEO of Hapto Biotech (Israel) Ltd. and Incure Ltd.
– Former CFO & COO of Keryx Biopharmaceuticals, Inc. (NASDAQ:KERX; and AIM:KRX)
Prof. Avraham Hochberg, CSO, Founder
– Professor of Biochemistry, Hebrew University, Jerusalem, Israel
– The world-leading expert on H19, with over 140 publications
Dr. Doron Amit, VP Business Development
– Former director of US Funds Department and chief life science analyst at FreeMind Consulting
 Group
– A molecular biologist at the Hebrew University of Jerusalem where he leads the research and development of BioCancell’s 2nd generation drug - BC-821
Dr. Patricia Ohana, VP Clinical Development
– A biochemist and molecular biologist at the Hebrew University of Jerusalem where she holds a position as research scientist in the Department of Biological Chemistry
– Involved in many aspects of ground-breaking research on H19 gene led by Professor Hochberg

● Prof. Avraham Hochberg, Ph.D., SAB Chairman
 –      Founder & CSO
 –  Professor of Biochemistry at the Hebrew University of Jerusalem
 –  A recipient of the Kaye Award for innovation
● Aaron Ciechanover, M.D., Ph.D.
 –  Nobel Prize Laureate in Chemistry, 2004
 –       Distinguished Professor in the Faculty of Medicine and Research Institute at the Technion
●  Roger D. Kornberg, Ph.D.
 –  Nobel Prize Laureate in Chemistry, 2006
 –       Professor of Structural Biology at the Stanford University School of Medicine
●  Yechezkel Barenholz, Ph.D.
 –       Professor of Biochemistry at the Hebrew University of Jerusalem
 –  Inventor of Doxil, an anticancer drug with annual sales of over $650 million
● Yaakov Naparstek, M.D.
 –  Chairman of Medicine at Hadassah University Hospital
●  Hermona Soreq, Ph.D.
 –   Former Dean of the Faculty of Science at the Hebrew University of Jerusalem, Israel
●  Mark L. Tykocinski, M.D.
 –  Dean of Jefferson Medical College and Senior Vice President of Thomas Jefferson University
 –       Former chairman of Department of Pathology & Laboratory Medicine at University of Pennsylvania
 –       President / Chair of two leading pathology associations in the U.S.
SAB Members

Short-Term Anticipated Events
●      Recruitment of the second group of patients in the ovarian cancer
 Phase I/IIa clinical trial
●    Completion of Phase I/IIa in pancreatic cancer
●   ‘Orphan Drug’ designation for the treatment of pancreatic cancer
● ‘Fast-Track’ designation for the treatment of ovarian and
 pancreatic cancers
●     Approval of the lead patent in additional countries

●    Correct target: H19 gene, which has major role in cancer development, expressed in over 40 types of cancer. Recently, mechanistically linked to
 p53 protein
●    Ground-breaking Targeted Cancer Therapy, targeted treatment of cancer cells, without side effects*
●       Interim Phase II results show efficacy
●      Blockbuster potential
●       Leading interdisciplinary team (with 7 Ph.D.’s)
Summary
*Detected to date

Thank You
Please visit us at
www.biocancell.com